Exhibit 10.1

THIRD AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT

This Third Amendment to Revolving Credit and Security Agreement (the “Amendment”) is made as of this 25th day of January by and among SKULLCANDY, INC., a Delaware corporation (“Skullcandy”), AG ACQUISITION CORPORATION, a Delaware corporation (“AG”, together with Skullcandy, the “Borrowers” and each a “Borrower”), the financial institutions which are now or which hereafter become party to the Loan Agreement defined below as lenders (the “Lenders”), UPS CAPITAL CORPORATION, a Delaware corporation (“UPSC”), as foreign collateral agent for the Lenders (in such capacity, the “Foreign Collateral Agent”), and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent” and together with Foreign Collateral Agent, each, an “Agent” and, collectively, the “Agents”).

BACKGROUND

A. WHEREAS, on August 31, 2010, Skullcandy, the Lenders, the Foreign Collateral Agent and the Administrative Agent entered into, inter alia, that certain Revolving Credit and Security Agreement (as same has been or may be amended, modified, renewed, extended, replaced or substituted from time to time, including pursuant to the Joinder (as defined below), the “Loan Agreement”) to reflect certain financing arrangements between the parties thereto. AG became, and assumed all of the obligations of, a Borrower under the Loan Agreement pursuant to that certain Joinder to Revolving Credit and Security Agreement dated as of April 22, 2011 among AG, Skullcandy, Lenders, Foreign Collateral Agent and Administrative Agent (the “Joinder”). The Loan Agreement, the Joinder and all Other Documents executed in connection therewith to the date hereof are collectively referred to as the “Existing Financing Agreements.” All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement;

B. WHEREAS, Skullcandy International GmbH, an indirect subsidiary of Skullcandy (“Skullcandy International”), and Skullcandy entered into the FX Agreement with PNC in connection with certain foreign exchange transactions; and

C. WHERAES, the Borrowers have requested and the Agents and the Lenders have agreed to modify certain terms and provisions of the Loan Agreement relating to stock buybacks and the mechanics by which the Borrowers may request the Incremental Revolving Facility, in each case on the terms and subject to the conditions contained in this Amendment.

NOW THEREFORE, with the foregoing background hereinafter deemed incorporated by reference herein and made part hereof, the parties hereto, intending to be legally bound, promise and agree as follows:

1. Amendments to Loan Agreement.

(a) The following definition of “Permitted Buybacks” is hereby added to Section 1.2 of the Loan Agreement in the appropriate alphabetical sequence:

“Permitted Buybacks” means, so long as no Default or Event of Default has occurred and is continuing or would occur and the representations and warranties of Borrowers set forth in Section 5.8(a) of this Agreement are true in correct in all respective, in each case, after giving effect to such purchases, redemptions and/or other retirements, purchases, redemptions and/or other retirements of Equity Interests of the Borrowers; provided, that, the amount of Revolving Advances used for such purchases, redemptions and/or other retirements does not exceed $28,000,000.

(b) Section 7.7 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“Dividends. Declare, pay or make any dividend or distribution on any Equity Interests of any Borrower (other than dividends or distributions payable in its stock, or split-ups or reclassifications of its stock) or apply any of its funds, property or assets to the purchase, redemption or other retirement of any Equity Interest, or of any options to purchase or acquire any Equity Interest of any Borrower, in each case, other than Permitted Distributions and Permitted Buybacks.”

2. Representations and Warranties of Borrowers. Each Borrower hereby:

(a) represents and warrants to the Lenders and the Agents that all representations and warranties of the Borrowers set forth in the Loan Agreement and all of the other Existing Financing Agreements are true and correct in all material respects as of the date hereof (except to the extent any such representations and warranties specifically relate to a specific date, in which case such representations and warranties were true and correct in all material respects on and as of such other specific date);

(b) reaffirms all of the covenants contained in the Loan Agreement (as amended hereby) and covenants to abide thereby until termination of the Loan Agreement in accordance with Section 13.2 thereof;

(c) represents and warrants to the Lenders and the Agents that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing under any of the Existing Financing Agreements; and

(d) represents and warrants to the Lenders and the Agents that it has the authority and legal right to execute, deliver and carry out the terms of this Amendment, that such actions were duly authorized by all necessary corporate action and that the officers executing this Amendment on its behalf were similarly authorized and empowered, and that the execution, deliver and performance by it of this Amendment do not contravene any provisions of its certificate of incorporation or bylaws, or of any material contract or material agreement to which it is a party or by which any of its properties are bound.

3. Conditions Precedent/Effectiveness Conditions. This Amendment shall be effective upon the date of satisfaction of the following conditions precedent (“Effective Date”) (all documents to be in form and substance reasonably satisfactory to Agents and each Agent’s counsel):

(a) All representations and warranties of the Borrowers contained herein shall be true and correct in all respects;

(b) The Administrative Agent shall have received this Amendment fully executed by the Borrowers, Foreign Collateral Agent and Lenders; and

(c) No Default or Event of Default shall have occurred and be continuing.

4. Further Assurances. Each Borrower hereby agrees to take all such actions and to execute and/or deliver to the Agents and Lenders all such documents, assignments, financing statements and other documents, as the Agents and the Lenders may reasonably require from time to time, to the extent necessary to effectuate and implement the purposes of this Amendment.

5. Payment of Expenses. The Borrowers shall pay or reimburse the Agents and the Lenders for their reasonable attorneys’ fees and expenses in connection with the preparation, negotiation and execution of this Amendment and the documents provided for herein or related hereto in accordance with Section 16.9 of the Loan Agreement.

6. Reaffirmation of Loan Agreement. Except as modified by the terms hereof, all of the terms and conditions of the Loan Agreement and all of the other Existing Financing Agreements are hereby reaffirmed and shall continue in full force and effect as therein written.

7. Miscellaneous.

(a) Third Party Rights. No rights are intended to be created hereunder for the benefit of any third party donee, creditor, or incidental beneficiary.

(b) Headings. The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

(c) Modifications. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

(d) Governing Law. The terms and conditions of this Amendment shall be governed by the laws of the State of New York.

(e) Other Document. This Amendment shall constitute an Other Document under the Loan Agreement, and the breach of any representation or warranty contained herein or the failure to perform, keep or observe any term, provision, condition or covenant contained herein shall constitute an Event of Default under the Loan Agreement.

(f) Counterparts. This Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or pdf transmission shall be deemed to be an original signature hereto.

[SIGNATURES TO APPEAR ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

BORROWERS:	SKULLCANDY, INC.

	By:	/s/ Kyle Wescoat
	Name: Title:	Kyle Wescoat Chief Financial Officer

AG ACQUISITION CORPORATION

	By:	/s/ Kyle Wescoat
	Name: Title:	Kyle Wescoat Chief Financial Officer

ADMIN. AGENT AND LENDER:	PNC BANK, NATIONAL ASSOCIATION

	By:	/s/ Jeanette Vandenbergh
	Name: Title:	Jeanette Vandenbergh Vice President

FOREIGN COLLATERAL AGENT AND LENDER:	UPS CAPITAL CORPORATION

	By:	/s/ William H. Talbot
	Name: Title:	Will H. Talbot Director

[SIGNATURE PAGE TO THIRD AMENDMENT TO

REVOLVING CREDIT AND SECURITY AGREEMENT]